Exhibit 99.2


For Release   Immediate


Contacts      (News Media) Jim Rosensteele, SVP, Marketing
                  Communications 317.817.4418
              (Investors) Tammy Hill, SVP, Investor Relations 317.817.2893




                          Conseco Reports 2003 Results

Carmel, Ind., March 11, 2004 -- Conseco, Inc. (NYSE: CNO) today reported financial results for the quarter and year ended December 31, 2003. The company emerged from Chapter 11 bankruptcy on September 10, 2003. Results for periods following our emergence from Chapter 11 reflect fresh-start accounting adjustments as required by generally accepted accounting principles ("GAAP"). Accordingly, our financial results for periods following our emergence from bankruptcy are not comparable to our results for prior periods. Our accounting and actuarial systems and procedures are designed to produce financial information as of the end of a month. Accordingly, for accounting convenience purposes, we applied the effects of fresh start accounting on August 31, 2003. The activity of the company for the period September 1, 2003 through September 10, 2003 is therefore included in the post-bankruptcy, or "successor company", statement of operations and excluded from the pre-bankruptcy, or "predecessor company" statement of operations.

Operating results
For the quarter ended December 31, 2003 Conseco reported net income (after dividends on convertible exchangeable preferred stock) of $49.6 million, or 49 cents per diluted common share. Results for the quarter included net after-tax gains of $0.8 million from realized investment gains and venture capital losses.

For the four months ended December 31, 2003 net income (after dividends on convertible exchangeable preferred stock) totaled $68.5 million, or 67 cents per diluted share. Results for the four-month period included net after-tax gains of $3.4 million from realized investment gains and venture capital losses.

As previously reported, the predecessor company reported net income for the eight months ended August 31, 2003 of $2,201.7 million, which included a gain related to our emergence from bankruptcy of $2,130.5 million.










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                                                                     Conseco (2)
                                                                  March 11, 2004

Results by segment were as follows ($ in millions):

                                                                   Successor                Predecessor
                                                               -----------------          ---------------
                                                                  Four Months               Eight Months
                                                                    Ended                       Ended
                                                               December 31, 2003          August 31, 2003
                                                               -----------------          ---------------
Earnings (loss) before taxes:
  Bankers Life                                                      $85.5                      $159.6
  Conseco Insurance Group                                            94.3                       299.9
  Other Business in Run-off                                          12.8                      (171.3)
  Corporate Operations                                              (43.1)                    1,884.0
                                                                    -----                     -------
     Earnings before taxes                                          149.5                     2,172.2
Tax expense (benefit)                                                53.2                       (13.5)
                                                                    -----                     -------
     Income before discontinued operations                           96.3                     2,185.7
Discontinued operations, net of income taxes                           -                         16.0
                                                                    -----                     -------
     Net income                                                      96.3                     2,201.7
Preferred stock dividends                                            27.8                          -
                                                                     ----                    --------
     Net income applicable to common stock                          $68.5                    $2,201.7
                                                                    =====                    ========

Collected premiums
Collected premiums in each of our operating segments by product line were as follows ($ in millions):

                                                      Successor                             Predecessor
                                                  -----------------          ------------------------------------------
                                                    Four Months               Eight Months
                                                        Ended                     Ended                   Year Ended
                                                  December 31, 2003          August 31, 2003          December 31, 2002
                                                  -----------------          ---------------          -----------------
Bankers Life segment:
  Annuity products                                      $253.8                    $698.4                    $740.9
  Supplemental health products                           407.9                     759.6                   1,159.4
  Life products                                           58.6                     102.7                     139.0
                                                        ------                  --------                  --------
  Total collected premiums                              $720.3                  $1,560.7                  $2,039.3
                                                        ======                  ========                  ========

Conseco Insurance Group segment:
  Annuity products                                       $18.1                     $74.0                    $351.9
  Supplemental health products                           272.0                     525.3                     830.3
  Life products                                          131.5                     280.7                     498.0
                                                        ------                    ------                  --------
  Total collected premiums                              $421.6                    $880.0                  $1,680.2
                                                        ======                    ======                  ========

Other Business in Run-off segment:
  Long-term care products                               $134.6                    $268.0                    $434.5
  Major medical products                                  39.3                     156.4                     409.5











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                                                                     Conseco (3)
                                                                  March 11, 2004
Supplemental Health Product Loss Ratios
Loss ratios on major supplemental health lines of business in each of our segments were as follows:

                                                      Successor                             Predecessor
                                                  -----------------          ------------------------------------------
                                                    Four Months               Eight Months
                                                        Ended                     Ended                   Year Ended
                                                  December 31, 2003          August 31, 2003          December 31, 2002
                                                  -----------------          ---------------          -----------------
Bankers Life segment:
Medicare Supplement:
  Earned premium                                    $212 million              $427 million               $652 million
  Loss ratio                                              62.79%                    66.39%                     67.15%

Long-Term Care:
  Earned premium                                    $172 million              $334 million               $471 million
  Loss ratio                                              86.06%                    86.08%                     83.69%
  Interest-adjusted loss ratio(a)                         60.04%                    69.26%                     67.95%


Conseco Insurance Group segment:
Medicare Supplement:
  Earned premium                                    $130 million              $255 million               $355 million
  Loss ratio                                              66.57%                    65.49%                     61.28%

Specified Disease:
  Earned premium                                    $121 million              $244 million               $373 million
  Loss ratio                                              61.61%                    75.77%                     69.61%


Other Business in Run-off segment:
Long-Term Care:
  Earned premium                                    $133 million              $270 million               $428 million
  Loss ratio                                             103.32%                   169.76%                    139.11%
  Interest-adjusted loss ratio(a)                         65.84%                   134.58%                    110.19%

Major Medical:
  Earned premium                                     $18 million              $149 million               $419 million
  Loss ratio                                              77.29%                    93.43%                     64.15%


(a) Calculated as the product's: (i) insurance policy benefits less interest income on the accumulated assets which back the insurance liabilities; divided by (ii) earned premium.

Earnings Guidance and Outlook
Conseco reaffirmed its previously reported guidance of expected net income applicable to common stock for the 12 months beginning October 1, 2003 of $175 million to $200 million. Our earnings guidance assumes that market conditions for our investment portfolio do not differ significantly in future periods from current conditions. If investment market conditions change and we realize investment gains or losses, our actual earnings could differ materially from our estimates. Our earnings guidance is based on numerous other assumptions and factors. If they prove incorrect, our actual earnings could differ materially from our estimates (see note on forward-looking statements below). Our guidance excludes any impact from the proposed refinancing of our current capital structure described in our Form S-1 Registration Statement filed on January 29, 2004.

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                                                                     Conseco (4)
                                                                  March 11, 2004

Comments from CEO Bill Shea

"We are continuing to build the foundation for sustainable growth by focusing on the factors that are most important in achieving our number one business objective - improved ratings for our insurance companies:

   o Combined statutory earnings (loss) (a non-GAAP measure) totaled $286.1 million and $(465.0) million in 2003 and 2002, respectively. Included in such earnings (loss) are net realized capital gains (losses), net of income taxes, of $32.8 million and $(516.1) million in 2003 and 2002, respectively. The 2003 statutory results included several positive income items resulting from the sale of the General Motors Building in the third quarter, as well as expense reductions and other operating improvements.

   o Combined statutory capital and surplus (a non-GAAP measure) at December 31, 2003, was $1.5 billion, up from $1.1 billion at year-end 2002.

   o Combined risk-based capital (RBC) ratio (a non-GAAP measure) was 287% at December 31, 2003, up from 166% at year-end 2002.

"Our new annualized premium sales of supplemental health and life products for the fourth quarter were in line with our operating plan and totaled $43 million at Bankers Life and $29 million at Conseco Insurance Group. First year annuity deposits for the quarter were $190 million and $5 million at Bankers Life and Conseco Insurance Group, respectively.

"Despite low ratings and our decisions to discontinue or curtail sales in certain products in order to conserve capital coming out of bankruptcy, collected premiums in our core products have been relatively stable.

"Our other major goals for 2004 are to reduce our capital cost, strengthen our balance sheet and improve our execution on the basics of our business by:

   o Further reducing operating expenses and improving the efficiency of our operations across all business functions.

   o Continuing our focus on the acquired blocks of long-term care business in the Other Business in Run-off segment. This business performed within our expectations for the quarter, thanks to the work of the team we have dedicated to managing its runoff.

   o Consolidating and streamlining our back-office systems to reduce complexity, lower our costs and improve customer service.

   o Expanding our career agent segment (Bankers Life) into new geographic markets.






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                                                                     Conseco (5)
                                                                  March 11, 2004

"Throughout Conseco, our 4,350 managers and associates are stepping forward to take part in these and other key initiatives designed to make Conseco leaner, more focused, more competitive, and more responsive to the marketplace. In the process, we're also trying to make Conseco a great place to work. We are beginning to build the path that leads to greater employee engagement, then to greater customer engagement and then to better Conseco business outcomes. We have much to do, but I am proud of our people and our progress to date."

About Conseco
Conseco, Inc.'s insurance companies help protect working American families and seniors from financial adversity: Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses; annuities and life insurance products help people plan for their financial future. For more information, visit Conseco's web site at www.conseco.com.


Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for Conseco's products and trends in Conseco's operations or financial results, as well as other statements contain forward-looking statements, within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as "anticipate," "believe," "plan," "estimate," "expect," "project," "intend," "may," "will," "would," "contemplate," "possible," "attempt," "seek," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic" and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other "forward-looking" information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) the potential adverse impact of our predecessor's Chapter 11 petition on our business operations, and relationships with our customers, employees, regulators, distributors and agents; (ii) our ability to operate our business under the restrictions imposed by our senior bank credit facility or future credit facilities; (iii) our ability to improve the financial strength ratings of our insurance company subsidiaries and the impact of rating downgrades on our business; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (v) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the market value of our investments, and the lapse rate and profitability of policies; (vi) our ability to achieve anticipated synergies and levels of operational efficiencies; (vii) customer response to new products, distribution channels and marketing initiatives; (viii) mortality, morbidity, usage of health care services, persistency and other factors which may affect the profitability of our insurance products; (ix) performance of our investments; (x) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products; (xi) increasing competition in the sale of insurance and annuities; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, including the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; and (xiv) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission.

Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.






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

                                                                     Conseco (6)
                                                                  March 11, 2004

                         CONSECO, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                              (Dollars in millions)
                                   (unaudited)

                                     ASSETS


                                                                                                        Successor
                                                                                            ----------------------------------
                                                                                            December 31,         September 30,
                                                                                                2003                 2003
                                                                                                ----                 ----
Investments:
     Actively managed fixed maturities at fair value (amortized cost:
       December 31, 2003 - $19,470.7; September 30, 2003 - $18,885.5)....................     $19,840.1         $19,352.7
     Equity securities at fair value (cost: December 31, 2003 - $71.8;
       September 30, 2003 - $104.6)......................................................          74.5             107.5
     Mortgage loans......................................................................       1,139.5           1,154.1
     Policy loans........................................................................         503.4             514.2
     Trading securities..................................................................         915.1             944.9
     Venture capital investment in AT&T Wireless Services, Inc. at fair
       value (cost: December 31, 2003 - $ -; September 30, 2003 - $36.4).................           -                33.7
     Other invested assets ..............................................................         324.1             308.7
                                                                                              ---------         ---------

       Total investments.................................................................      22,796.7          22,415.8

Cash and cash equivalents:
     Unrestricted........................................................................       1,228.7           1,724.3
     Restricted..........................................................................          31.9              22.1
Accrued investment income................................................................         315.5             316.0
Value of policies in force at the Effective Date.........................................       2,949.7           2,770.4
Cost of policies produced................................................................         101.8              23.2
Reinsurance receivables..................................................................         930.5             933.6
Income tax assets........................................................................          11.1              86.7
Goodwill.................................................................................         967.7             935.4
Other intangible assets..................................................................         155.2             173.8
Assets held in separate accounts.........................................................          37.7              37.5
Other assets.............................................................................         395.8             421.1
                                                                                              ---------         ---------

       Total assets......................................................................     $29,922.3         $29,859.9
                                                                                              =========         =========


















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                                                                     Conseco (7)
                                                                  March 11, 2004

                         CONSECO, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEET (Continued)
                              (Dollars in millions)
                                   (unaudited)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                                        Successor
                                                                                             ---------------------------------
                                                                                             December 31,        September 30,
                                                                                                 2003                2003
                                                                                                 ----                ----
Liabilities:
     Liabilities for insurance and asset accumulation products:
       Interest-sensitive products........................................................      $12,482.6       $12,381.5
       Traditional products...............................................................       11,431.8        11,197.5
       Claims payable and other policyholder funds........................................          892.3           873.1
       Liabilities related to separate accounts...........................................           37.7            37.5
     Other liabilities....................................................................          573.0           748.5
     Investment borrowings................................................................          387.3           524.4
     Notes payable - direct corporate obligations.........................................        1,300.0         1,300.0
                                                                                                ---------       ---------

           Total liabilities..............................................................       27,104.7        27,062.5

Commitments and Contingencies

Shareholders' equity:
     Preferred stock......................................................................          887.5           865.0
     Common stock ($0.01 par value, 8,000,000,000 shares authorized, shares issued and outstanding: December 31, 2003 - 100,115,772;
       September 30, 2003 - 100,098,119)..................................................            1.0             1.0
     Additional paid-in-capital...........................................................        1,641.9         1,639.3
     Accumulated other comprehensive income...............................................          218.7           273.2
     Retained earnings....................................................................           68.5            18.9
                                                                                                ---------       ---------


         Total shareholders' equity.......................................................        2,817.6         2,797.4
                                                                                                ---------       ---------


         Total liabilities and shareholders' equity ......................................      $29,922.3       $29,859.9
                                                                                                =========       =========



















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                                                                     Conseco (8)
                                                                  March 11, 2004

                         CONSECO, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  (Dollars in millions, except per share data)
                                   (unaudited)

                                                                       Successor           Predecessor
                                                                    --------------   -----------------------
                                                                      Four months     Eight months      Year
                                                                         ended            ended         ended
                                                                     December 31,      August 31,   December 31,
                                                                         2003             2003         2002
                                                                         ----             ----         ----
Revenues:
    Insurance policy income.....................................       $1,005.8       $ 2,204.3     $ 3,602.3
    Net investment income:
       General account assets...................................          427.0           933.3       1,534.1
       Policyholder and reinsurer accounts......................           55.1            25.2        (100.5)
       Venture capital income (loss) related to investment in
         AT&T Wireless Services, Inc............................           (5.5)           10.5         (99.3)
    Net realized investment gains (losses) .....................           11.8            (5.4)       (556.3)
    Fee revenue and other income................................           13.3            34.3          70.1
                                                                       --------       ---------     ---------

       Total revenues...........................................        1,507.5         3,202.2       4,450.4
                                                                       --------       ---------     ---------

Benefits and expenses:
    Insurance policy benefits...................................          970.1         2,138.7       3,332.5
    Provision for losses........................................            -              55.6         240.0
    Interest expense (contractual interest:  $268.5 for the eight
       months ended August 31, 2003; and $345.3 for 2002).......           36.8           202.5         341.9
    Amortization................................................          132.7           341.4         822.9
    Other operating costs and expenses..........................          218.4           422.3         736.2
    Goodwill impairment.........................................            -               -           500.0
    Special charges.............................................            -               -            96.5
    Gain on extinguishment of debt..............................            -               -            (1.8)
    Reorganization items........................................            -          (2,130.5)         14.4
                                                                       --------       ---------     ---------

       Total benefits and expenses..............................        1,358.0         1,030.0       6,082.6
                                                                       --------       ---------     ---------

       Income (loss) before income taxes, minority interest,
         discontinued operations and cumulative effect of
         accounting change......................................          149.5         2,172.2      (1,632.2)

Income tax expense (benefit):
       Tax expense (benefit) on period income (loss)............           53.2           (13.5)         53.1
       Valuation allowance for deferred tax assets..............            -               -           811.2
                                                                       --------       ---------     ---------

       Income (loss) before minority interest, discontinued
         operations and cumulative effect of accounting
         change.................................................           96.3         2,185.7      (2,496.5)

Minority interest:
    Distributions on Company-obligated mandatorily
       redeemable preferred securities of subsidiary
       trusts, net of income taxes..............................            -               -           173.2
                                                                       --------       ---------     ---------

       Income (loss) before discontinued operations and
         cumulative effect of accounting change ................           96.3         2,185.7      (2,669.7)

Discontinued operations, net of income taxes....................            -              16.0      (2,216.8)
Cumulative effect of accounting change, net of income taxes.....            -               -        (2,949.2)
                                                                       --------       ---------     ---------

       Net income (loss)........................................           96.3         2,201.7      (7,835.7)

Preferred stock dividends (contractual
    distributions for 2002 of $2.1).............................           27.8             -             2.1
                                                                       --------       ---------     ---------

       Net income (loss) applicable to common stock.............       $   68.5       $ 2,201.7     $(7,837.8)
                                                                       ========       =========     =========

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                                                                     Conseco (9)
                                                                  March 11, 2004

                         CONSECO, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF OPERATIONS (Continued)
                  (Dollars in millions, except per share data)
                                   (unaudited)

                                                                          Successor
                                                                        ------------
                                                                        Four months
                                                                           ended
                                                                        December 31,
                                                                           2003
                                                                           ----
Earnings per common share:
     Basic:
       Weighted average shares outstanding......................         100,110,000
                                                                         ===========

       Net income...............................................             $.68
                                                                             ====

     Diluted:
       Weighted average shares outstanding......................         143,486,000
                                                                         ===========

       Net income...............................................             $.67
                                                                             ====


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